FORWARD FUNDS

Supplement dated March 8, 2012

to the

Summary Prospectus for Investor Class and Institutional Class Shares of the Forward Income Allocation Fund, Summary Prospectus for Class A and Class C Shares of the Forward Income Allocation Fund, Forward Funds Investor Class and Institutional Class Prospectus, Forward Funds Class A, Class B, Class C, and Class M Prospectus, and the Forward Funds Statement of Additional Information

each dated May 1, 2011, as supplemented

IMPORTANT NOTICE REGARDING

CHANGE IN FUND NAME

The following information applies to the Forward Income Allocation Fund (the “Fund”) only:

Effective May 1, 2012, the name of the Fund will be changed to the “Forward Income Builder Fund.” Accordingly, effective May 1, 2012, all references in each of the prospectuses and the statement of additional information to “Forward Income Allocation Fund” shall be replaced with “Forward Income Builder Fund.”

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP INC BLD SP 03082012